Cautionary Note Regarding Forward - Looking Statements This presentation contains statements relating to the future results of Blue Hills Bancorp that are considered “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements are based on the beliefs, assumptions and expectations of management of Blue Hills Bancorp and involve significant risks and uncertainties . Please refer to the risk factors set forth in the prospectus for those factors that may cause actual results to differ materially from the results discussed in forward - looking statements . Blue Hills Bancorp cautions readers not to place undue reliance on forward - looking statements, which speak only as of the date made . 2

Offering Summary  Issuer:  Exchange / Symbol:  Price Per Share:  Maximum Purchase Limitations :  Shares Offered:  Gross Proceeds:  Charitable Foundation:  Pro Forma Market Cap:  Book - Running Manager:  Expected Trading: 3 Blue Hills Bancorp, Inc. NASDAQ / BHBK $10.00 Individual – 60,000 shares ($600,000) Group – 100,000 shares ($1,000,000) 17,850,000 (Minimum) to 27,772,500 (Adj. Maximum) $178.5 million (Minimum) to $277.7 million (Adj. Maximum) Contribute 2.5% of shares sold in offering and an amount of cash such that the total contribution will equal $7.0 million $183.0 million (Minimum) to $284.7 million (Adj. Maximum) Keefe, Bruyette & Woods Early July

Blue Hills Overview  Chartered in 1871  Strong asset quality, liquidity and capital position  Shift in strategic direction  New senior management team and build out of lending infrastructure  Rebranded to Blue Hills Bank in 2011 4

Executive Title Years in Industry Joined Blue Hills Bank William M. Parent President, Chief Executive Officer 27 2010 Jim Kivlehan EVP , Chief Financial Officer 28 2013 Thomas E. O’Leary EVP, Commercial Banking 39 2011 Scott Thimann EVP, Chief Retail Officer 30+ 2011 Robert Driscoll SVP, Residential Lending 18 1996 Carol J. Dube SVP, Chief Information Officer 25+ 2011 Karen Marryat SVP, Chief Marketing Officer 25 2010 Lauren Messmore SVP, Corporate Strategy 21 2012 Thomas R. Sommerfield SVP, Chief Risk Officer 35+ 2011 Leadership Team 5

Franchise Overview Corporate Profile Blue Hills Bancorp, Inc. – NASDAQ (BHBK) Blue Hills Bank – wholly owned subsidiary Headquarters: Hyde Park, Massachusetts Key Statistics Assets: $1.5 billion Net Loans: $914.3 million Deposits: $1.1 billion Total Equity: $173.2 million Business Strategy Create a diversified community bank that builds long - term value for our shareholders while offering an array of products and services that our communities and the small to mid - sized businesses operating in those communities require 6 Source: Prospectus. Data as of 3/31/2014. 9 Full Service Branches Deposits per branch = $124.1mm

Strategic Direction & Core Business Focus  Expanding residential lending  Expanding commercial real estate and commercial business lending  Increasing core funding  Improving alternative delivery channels and online banking penetration  Expanding our network of branch and loan production offices  Implementing our fee income initiative  Maintaining our investment securities portfolio  Maintaining our highly integrated risk management program  Supporting the communities served by the Bank through the charitable foundation 7

Use of Proceeds  Expand loan portfolio  Expand product offerings  Improve infrastructure  De novo and acquisition opportunities  Stock buybacks and dividends 8

($ in Thousands) 2014Q1 2013FY 2012FY 2011FY 2010FY 2009FY Total Assets 1,499,527$ 1,314,287$ 1,228,636$ 970,674$ 910,689$ 905,382$ Net Loans 914,297 765,347 488,207 276,528 202,016 210,858 Securities 444,959 441,306 533,785 547,475 543,890 457,887 Deposits 1,116,761 915,223 817,877 756,481 754,228 760,692 Borrowings 195,000 215,000 154,424 40,000 - - Total Equity 173,165 171,534 176,938 163,832 144,784 127,145 Nonperforming Assets / Assets 0.28% 0.15% 0.18% 0.28% 0.18% 0.21% Allowance for Loan Losses / Total Loans 1.12% 1.25% 1.13% 1.25% 1.21% 1.44% Financial Highlights: Balance Sheet 9 Source: Prospectus . Data for the fiscal years ended 2009 – 2013 and 3/31/2014 .

Financial Highlights: Operating Results 10 Note: Net interest margin shown on a non - tax equivalent basis. Note: Efficiency ratio represents noninterest expense divided by the sum of net interest income and noninterest income, including gains on securities. $ in Thousands 2014Q1 2013FY 2012FY 2011FY 2010FY 2009FY Net Interest Income 8,514$ 25,121$ 23,444$ 23,057$ 22,103$ 22,238$ Provision for Loan Losses 714 4,094 2,361 1,126 502 1,250 Net Interest Income After Provision 7,800 21,027 21,083 21,931 21,601 20,988 Non-interest Income 1,088 8,012 4,235 3,644 3,236 3,395 Gain (Loss) on Sales of Available for Sale Securities 541 4,999 11,931 5,557 25,677 (2,244) Non-interest Expense 10,256 31,659 26,283 21,041 17,362 13,313 Pre-tax Operating Income (Loss) (827) 2,379 10,966 10,091 33,152 8,826 Income Tax Expense (Benefit) (428) (284) 3,112 2,530 3,542 3,456 Net Income (Loss) (399) 2,663 7,854 7,561 29,610 5,370 Return (Loss) on Average Assets (0.11%) 0.22% 0.74% 0.82% 3.21% 0.47% Return (Loss) on Average Equity (0.93%) 1.52% 4.57% 5.01% 18.48% 1.54% Net Interest Margin 2.52% 2.21% 2.33% 2.68% 2.57% 2.59% Efficiency Ratio 101.11% 83.02% 66.35% 65.23% 34.03% 56.92% Source: Prospectus. Data for the year ended 2009 – 2013 and for the three months ended 3/31/2014.

26% 2% 55% 32% 19% 66% 0% 20% 40% 60% 80% 100% 12/31/2009 3/31/2014 Cash Securities Loans 10% 8% 12% 25% 49% 37% 17% 28% 12% 0% 20% 40% 60% 80% 100% 12/31/2009 3/31/2014 94% 41% 34% 3% 12% 10% 0% 20% 40% 60% 80% 100% 12/31/2009 3/31/2014 Franchise Transformation Interest Earning Assets Total Loans Deposits 11 Source: Prospectus and audited financial statements. $837 mm $1,410 mm Loans Cash Securities CAGR = 13% CAGR = 41% 1 - 4 Family C&I CRE Construction Cons. & Other $214 mm $927 mm $761 mm $1,117 mm CAGR = 9% Demand NOW & Other Trans. MMDA & Savings Retail CDs Jumbo CDs

Profitability Trends Return on Average Assets Return on Average Equity Net Interest Margin Efficiency Ratio 12 Source: Prospectus. Data for the year ended 2009 – 2013 and for the three months ended 3/31/2014. 0.47% 3.21% 0.82% 0.74% 0.22% (0.11%) -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2009 2010 2011 2012 2013 3/31/2014 1.54% 18.48% 5.01% 4.57% 1.52% (0.93%) -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 2009 2010 2011 2012 2013 3/31/2014 2.59% 2.57% 2.68% 2.33% 2.21% 2.52% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2009 2010 2011 2012 2013 3/31/2014 56.92% 34.03% 65.23% 66.35% 83.02% 101.11% 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% 2009 2010 2011 2012 2013 3/31/2014

$- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 3/31/2014 Millions 1-4 Family CRE Construction C&I Cons. & Other Loan Portfolio Trends Growth in Loan Portfolio 13 Source: Prospectus. Cons. & Other C&I Construction CRE 1 - 4 Family 94% 94% 95% 63% 47% 41% 34% 30% 20% 1% 7% 8% 2% 14% 7% 3% 12% 10% $927 $773 $493 $279 $204 $214

U.S. Treasury U.S. Gov't & GP Enterprise Obligations U.S. GP Mortgage - Backed / Collateralized Mortgage Obligations Other Mortgage & Asset - Backed Securities Other Bonds & Obligations: State & Political Subdivisions Other Bonds & Obligations: Financial Services Other Bonds & Obligations: Other Corporate Marketable Equity Securities Investment Securities Portfolio Pool Liquidity Income Total Return 28% 3% 15% 10% 5% 10% 11% 18% Source: Prospectus . Note: GP = Government Sponsored 14 Management by Pool Composition at 3/31/2014 ($445 million) Management Internal External External Objectives Safety of principal, liquidity Maximize income while controlling risk, duration and volatility Maximize income and total return; provide diversification and returns less correlated with the income pool

(0.08%) (0.54%) (0.04%) (0.08%) 0.00% 0.00% -0.60% -0.50% -0.40% -0.30% -0.20% -0.10% 0.00% 2009 2010 2011 2012 2013 3/31/2014 0.21% 0.18% 0.28% 0.18% 0.15% 0.28% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 2009 2010 2011 2012 2013 3/31/2014 Asset Quality 15 Source: Prospectus. Data for the fiscal years ended 2009 – 2013 and for the three months ended 3/31/2014. Nonperforming Assets / Total Assets Net Charge - Offs / Average Loans Loan Loss Reserves / Gross Loans 1.44% 1.21% 1.25% 1.13% 1.25% 1.12% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2009 2010 2011 2012 2013 3/31/2014

$- $200 $400 $600 $800 $1,000 $1,200 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 3/31/2014 Millions Demand NOW & Other Trans. MMDA & Savings Retail CDs Jumbo CDs Deposit Trends Growth in Deposits 16 Source: Prospectus and audited financial statements. Jumbo CDs Retail CDs MMDA & Savings NOW & Other Trans. Demand 8% 8% 8% 3% 5% 10% 12% 8% 8% 49% 23% 17% 45% 28% 14% 49% 17% 12% 38% 29% 22% 25% 28% 37% 25% 37% 28% $761 $754 $756 $818 $915 $1,117 3%

14.5% 20.5% 21.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Tier 1 Capital / Average Assets Tier 1 Capital / Risk-Weighted Assets Total Capital / Risk-Weighted Assets Capital Positioning Pro Forma Blue Hills Bank Capital Ratios 17 Source: Prospectus. Half of the net proceeds will be invested in Blue Hills Bank. Note: 12/31/2013 data pro forma at maximum of the offering range and pro forma for the Nantucket branch acquisition. Regulatory Requirement 8.0% 4.0% Regulatory Requirement

Why Invest in Blue Hills Bank  Attractive franchise with a developing platform to support future growth  Strong management team with extensive experience in successfully implementing and executing strategic initiatives  Solid capital position and superior asset quality  Attractively valued vs. peers 18

APPENDIX

Overview of Pro Forma Valuation Range 20 Peer Median (1) 109.1% Source: Prospectus. Data at or for the twelve months ended 12/31/2013. (1) Market data as of 2/14/2014. Peers as determined by RP Financial, LC. ($ in millions, except per share data) Minimum Midpoint Maximum Adjusted Maximum Number of Shares 17,850,000 21,000,000 24,150,000 27,772,500 Shares Issued to Charitable Foundation 446,250 525,000 603,750 694,313 Pro Forma Shares Outstanding 18,296,250 21,525,000 24,753,750 28,466,813 Pro Forma Market Cap 183.0$ 215.3$ 247.5$ 284.7$ Proceeds Gross Proceeds 178.5$ 210.0$ 241.5$ 277.7$ Net Income Pro Forma Net Income Per Share 0.15$ 0.13$ 0.11$ 0.10$ Offer Price / Pro Forma Net Income Per Share 66.7x 76.9x 90.9x 100.0x Stockholders' Equity Pro Forma Stockholders' Equity 306.6$ 334.7$ 362.9$ 395.3$ Pro Forma Tangible Stockholders' Equity 291.7$ 319.8$ 348.0$ 380.4$ Pro Forma Tangible Book Value Per Share 15.94$ 14.86$ 14.06$ 13.37$ Offer Price / Pro Forma Tangible Book Value Per Share 62.74% 67.29% 71.12% 74.79% Pro Forma Tangible Equity / Tangible Assets 18.50% 19.93% 21.31% 22.84%

Appraisal Peer Comparison

Company Name	Ticker	ST	Market Cap.(1) ($mm)	Total Assets ($mm)	Equity/ Assets (%)	T. Equity/ T. Assets (%)	LTM ROAA (%)	LTM ROAE (%)	Closing Price ($)	6/19/2014 Price / Core EPS(2) (x)	6/19/2014 Price / Book (%)	6/19/2014 Price / T. Book (%)	2/14/2014 Price(1) / Core EPS(2) (x)	2/14/2014 Price(1) / Book (%)	2/14/2014 Price(1) / T. Book (%)
OceanFirst Financial Corp.	OCFC	NJ	287.1	2,281.7	9.47	9.47	0.72	7.67	15.86	13.7	127.3	127.3	15.3	141.1	141.1
First Connecticut Bancorp, Inc.	FBNK	CT	246.7	2,181.8	10.56	10.56	0.22	1.85	15.57	NM	109.5	109.5	NM	110.8	110.8
ESSA Bancorp, Inc.	ESSA	PA	128.4	1,365.4	12.28	11.49	0.54	4.41	10.86	14.8	77.0	83.0	14.8	77.7	83.2
SI Financial Group, Inc.	SIFI	CT	144.6	1,363.1	11.32	10.04	0.01	0.09	11.33	NM	94.2	107.7	NM	98.3	113.4
Westfield Financial, Inc.	WFD	MA	140.6	1,275.0	11.89	11.89	0.52	4.14	7.19	27.1	93.8	93.8	34.3	98.4	98.4
BSB Bancorp, Inc.	BLMT	MA	162.3	1,169.0	11.27	11.27	0.22	1.72	17.30	NM	118.9	118.9	NM	109.9	109.9
Cape Bancorp, Inc.	CBNJ	NJ	128.5	1,091.1	12.93	11.08	0.57	4.22	10.58	21.9	89.1	106.2	20.9	90.9	108.5
Fox Chase Bancorp, Inc.	FXCB	PA	205.7	1,083.2	16.13	16.13	0.52	3.22	16.57	NM	115.2	115.2	NM	119.5	119.5
Ocean Shore Holding Co.	OSHC	NJ	97.6	1,023.0	10.38	9.92	0.55	5.42	14.55	NM	92.6	97.4	NM	90.7	95.4
TF Financial Corporation	THRD	PA	134.7	846.0	11.46	10.96	0.83	7.37	42.21	19.0	137.1	144.3	13.8	100.9	106.4
Average			167.6	1,368	11.77%	11.28%	0.47%	4.01%		19.3x	105.5%	110.3%	19.8x	103.8%	108.7%
Median			142.6	1,222	11.39%	11.02%	0.53%	4.18%		19.0x	101.8%	108.6%	15.3x	99.7%	109.2%
Blue Hills Bancorp, Inc.		MA	$247.5	$1,648	22.02%	21.31%	0.15%	0.69%	$10.00	90.9x	68.2%	71.1%	NM	68.2%	71.1%

(pro forma at maximum of offering range)

Source: Prospectus and SNL Financial data as of 3/31/2014.

Peers determined by RP Financial, LC.

(1) Multiples based on LTM core earnings and equity values as of 9/30/2013.

(2) Core EPS excludes extraordinary items, non-recurring items and gains/losses on sale of securities.

21

Blue Hills Bancorp, Inc.